UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2014

GT ADVANCED TECHNOLOGIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 4, 2014, GT Advanced Technologies Inc. (the “Company”) entered into an indemnification agreement with Kanwardev Raja Singh Bal, its Chief Financial Officer.  This form of indemnification agreement was approved by the Company’s Board of Directors on June 2, 2010 to be entered into with all executive officers of the Company.  The principal purpose of the indemnification agreement is to confirm, in a contract between the Company and Mr. Bal, (i) his rights as an executive officer under Article Eight of the Amended and Restated Certificate of Incorporation of the Company as in effect as of the date the agreement is entered into (the “Company Indemnity Provisions”) and  (ii)  that his rights as an executive officer under the Company Indemnity Provisions shall continue after he ceases to be an officer of the Company.  Any repeal or modification of the Company Indemnity Provisions shall be prospective only and shall not in any way diminish Mr. Bal’s rights or the Company’s obligations under the Company Indemnity Provisions with respect to any proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such repeal or modification.

The indemnification agreement for Mr. Bal is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The foregoing description of the form of indemnification agreement is qualified in its entirety by reference to the form of agreement attached as Exhibit 10.1 hereto.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of GT Advanced Technologies Inc. (the “Company”) was held on June 4, 2014 (the “Annual Meeting”).  There were 136,380,781 shares of the Company’s common stock eligible to vote, and 106,829,653 shares present in person or by proxy at the Annual Meeting. The matters voted on at the Annual Meeting were:  (1) the election of eight directors for a term expiring at 2015 Annual Meeting; (2) ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (3)  an advisory vote on executive compensation.

Each of the directors up for reelection was reelected to serve a one-year term expiring at the 2015 Annual Meeting.  The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified.  The advisory vote on executive compensation was approved by the required number of votes.  The final voting results were as follows:

Matter	For	Withheld	Broker Non- votes
1. Election of Directors
(a) J. Michal Conaway	71,562,135	1,933,862	33,333,656
(b) Kathleen A. Cote	72,867,345	628,652	33,333,656
(c) Ernest L. Godshalk	72,815,741	680,256	33,333,656
(d) Thomas Gutierrez	72,853,545	642,452	33,333,656
(e) Matthew E. Massengill	72,837,408	658,589	33,333,656
(g) Robert E. Switz	69,820,654	3,675,343	33,333,656
(h) Noel G. Watson	72,807,611	688,386	33,333,656
(i) Thomas Wroe, Jr.	44,220,822	29,275,175	33,333,656

Matter	For	Against	Abstained
2. Ratification of the appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for fiscal year ending December 31, 2014	106,328,100	323,614	177,939

Matter	For	Against	Abstained	Broker Non- votes
3. Approval of the advisory vote on executive compensation.	69,883,577	2,712,730	899,690	33,333,656

Item 8.01  Other Events

On June 4, 2014, the Board of Directors of the Company approved an amendment to the Company’s Corporate Governance Guidelines.  The amendment requires that, in an uncontested election of directors, any director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation following certification of the shareholder vote.  The Company’s Nominating and Corporate Governance Committee shall consider the resignation offer and recommend to the Board of Directors whether to accept it. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the shareholder vote.

This amendment to our Corporate Governance Guidelines took effect immediately upon their adoption by our Board of Directors.  A copy of our Corporate Governance Guidelines, as so amended, is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Indemnity Agreement, dated June 4, 2014, by and between the Company and Kanwardev Raja Singh Bal

10.2	Corporate Governance Guidelines, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

/s/ HOIL KIM
Date: June 9, 2014	Hoil Kim
Vice President, Chief Administrative Officer and
General Counsel